EXHIBIT 3

                                           Document is copied.
                           Articles of Incorporation
                              (Pursuant to NRS 78)
                                 STATE OF NEVADA
                               Secretary of State
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    IMPORTANT: Read instructions on reverse side before completing this form.

1.   NAME OF CORPORATION: Cactus Spina Inc.

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

     Name of Resident  Agent:  Nevada First  Bancorp.
     Street  Address:  1800 E. Sahara Ave., Ste 104, Las Vegas,  NV 89104
                       --------------------------------------------------
                       Street  No. Street Name        City           Zip

3. SHARES: (number of shares the corporation is authorized to issue) Number of shares with par value: 1000 Par value: $.01
       Number of shares  without par value:  -0-

4. GOVERNING BOARDS: shall be ____ as (check one) X Directors _____ Trustees The FIRST BOARD OF DIRECTORS shall consist of 1 members and the names and addresses are as follows (attach additional pages if necessary):


Chad Holtz                    1800 E. Sahara, Ste. 104 Las Vegas, NV 89104
------------------------      --------------------------------------------
Name                          Address                       City/State/Zip

5. PURPOSE (optional - see reverse side) The purpose of this corporation shall be:


6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction. Number of pages attached 0____

7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles (Signatures must be notarized.) (Aattach additional pages if there are more than two incorporators)







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Wayne Andre
-----------------------------------------------
Name (print)                                       Name (print)

1800 E. Sahara, Ste. 104 Las Vegas, NV 89104
-----------------------------------------------
Address            City/State/Zip                  Address      City/State/Zip

/s/ WAYNE ANDRE
-------------------
Signature                                          Signature

State of Nevada County of Clark         State of __________ County of __________


This instrument was acknowledged before me on April 15, This instrument was acknowledged before me on 1996, by Wayne Andre as incorporator of Cactus Spina Inc. ______________, by ______________ as incorporator of
                                                           ---------------------
/s/ CHAD HOLTZ
   ----------------------------
Notary Public
                                  Notary Public
(Notary Seal)


8. CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT I Nevada First Bancorp. hereby accept appointment as Resident Agent for the above named corporation

/s/ CHAD HOLTZ
   -------------------------                             April 15, 1996
Signature of Resident Agent























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                                    EXHIBIT 3

                                           Document is copied.
                               SECRETARY OF STATE
                                 STATE OF NEVADA

                                CORPORATE CHARTER

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that CACTUS SPINA, INC. did on APRIL 16, 1996, file in this office the original Articles of Incorporation; that said Articles are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

                              IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office, in Las Vegas, Nevada, on JANUARY 25, 1999.


                                  /s/ Dean Heller
                                      Secretary of State


                              By  /s/ Delaina Marzullo
                                      Certification Clerk































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                           CERTIFICATE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION
                            (After Issuance of Stock)

                               CACTUS SPINA, INC.
                               Name of Corporation

     The undersigned, James E. Pitochelli, President and Secretary of Cactus Spina, Inc., does hereby certify:

     That the Board of Directors of said corporation at a meeting duly convened, held on the 12th day of January, 1999, adopted a Resolution to amend the original Articles of Incorporation as follows:

     RESOLVED: That the number of shares of the corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 100,000,000;

     RESOLVED: That the authorized stock of the company be and is hereby amended as follows: 100,000,000 shares of Common Stock with a par value of .001 per share

     RESOLVED: That the said change(s) and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.


/s/ JAMES E. PITOCHELLI
    ----------------------
    James E. Pitochelli
    President


/s/ JAMES E. PITOCHELLI
    ----------------------
    James E. Pitochelli
    Secretary


STATE OF NEVADA
COUNTY OF CLARK

     On this 25th day of January, 1999, personally appeared before me, a Notary Public, the following named individual, James E. Pitochelli, President and Secretary of Cactus Spina, Inc., who acknowledged that he executed the above instrument.

/s/ COLETTE THORNE
    ------------------
    Colette Thorne
    Notary Public

(Notary Seal)




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